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                                                                   EXHIBIT 10.8










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                   SECOND RESTATED INVESTORS' RIGHTS AGREEMENT

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                               TABLE OF CONTENTS



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                                                                                          Page
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
1.      REGISTRATION RIGHTS..................................................................3
        1.1    Definitions...................................................................3
        1.2    Request for Registration......................................................3
        1.3    Company Registration..........................................................5
        1.4    Obligations of the Company....................................................6
        1.5    Furnish Information...........................................................7
        1.6    Expenses of Demand Registration...............................................7
        1.7    Expenses of Company Registration..............................................8
        1.8    Underwriting Requirements.....................................................8
        1.9    Indemnification. .............................................................9
        1.10   Reports Under Securities Exchange Act of 1934................................11
        1.11   Form S-3 Registration........................................................12
        1.12   Assignment of Registration Rights............................................13
        1.13   Limitations on Subsequent Registration Rights................................13
        1.14   "Market Stand-Off" Agreement.................................................13
        1.15   Termination of Registration Rights...........................................14

2.      COVENANTS OF THE COMPANY............................................................14

        2.1    Delivery of Financial Statements.............................................14
        2.2    Inspection...................................................................15
        2.3    Termination of Information and Inspection Covenants..........................15
        2.4    Right of First Offer.........................................................15
        2.5    Right of First Refusal.......................................................16
        2.6    Co-Sale Right................................................................18
        2.7    Employee and Other Stock Arrangements........................................20

3.      MISCELLANEOUS.......................................................................20
        3.1    Successors and Assigns.......................................................20
        3.2    Governing Law................................................................21
        3.3    Counterparts.................................................................21
        3.4    Titles and Subtitles.........................................................21
        3.5    Notices......................................................................21
        3.6    Amendments and Waivers.......................................................21
        3.7    Severability.................................................................22
        3.8    Aggregation of Stock.........................................................22
        3.9    Entire Agreement.............................................................22


                   SECOND RESTATED INVESTORS' RIGHTS AGREEMENT



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               THIS SECOND RESTATED INVESTORS' RIGHTS AGREEMENT is made as of the 18th day of February, 2000, by and between ACCELERATED NETWORKS, INC. a California corporation (the "Company"), Suresh Nihalani and Kiran Munj (each, a "Founder" and collectively, the "Founders"), each of the investors in Series D Preferred Stock of the Company listed on Schedule A hereto (each of which is referred to herein as a "Series D Investor"), and each of the shareholders listed on Schedule B hereto (each of which is referred to herein as a "Prior Investor"). The Series D Investors and the Prior Investors sometimes are referred to herein as the "Preferred Stock Investors." The Founders and the Preferred Stock Investors sometimes are referred to herein as the "Investors." This Agreement will become effective upon the consummation of the transactions contemplated by of the Series D Purchase Agreement (as defined below).


                                    RECITALS

               WHEREAS, the Company, the Founders and certain of the Investors are parties to the Restated Investors' Rights Agreement dated as of May 15, 1998 (the "Restated Investors' Rights Agreement"), which agreement governs the rights of such Investors to cause the Company to register shares of Common Stock issued to the Founders and issuable to such Investors and certain other matters as set forth therein;

               WHEREAS, the Restated Investors' Rights Agreement was subsequently amended by that certain Amendment No. 1 to Restated Investors' Rights Agreement dated February 24, 1999 (the "First Amendment") and that certain Amendment No. 2 to Restated Investors' Rights Agreement dated December 16, 1999 (the "Second Amendment");

               WHEREAS, the Company and the Series D Investors have entered into that certain Series D Preferred Stock Purchase Agreement dated February 18, 2000 (the "Series D Purchase Agreement"), pursuant to which the Series D Investors will purchase shares of the Company's Series D Preferred Stock;

               WHEREAS, in order to induce the Company to consummate the transactions contemplated by the Series D Purchase Agreement and to induce the Series D Investors to invest funds in the Company pursuant to the Series D Purchase Agreement, the Investors and the Company hereby agree that the Restated Investors' Rights Agreement, as amended by the First Amendment and the Second Amendment, shall be of no further force and effect and that this Agreement shall govern the rights of the Investors to cause the Company to register shares of Common Stock issued to the Founders and issuable to the Preferred Stock Investors and certain other matters as set forth herein.

               NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto agree as follows:



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1.      REGISTRATION RIGHTS.  The Company covenants and agrees as follows:

        1.1 Definitions. For purposes of this Section 1:

               (a) The term "Act" means the Securities Act of 1933, as amended.

               (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.12 hereof.

               (d) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

               (e) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (f) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock, Series B Preferred Stock, the Series C Preferred Stock and the Series D Preferred Stock,
(ii) the Six Million Eight Hundred Thousand (6,800,000) shares of Common Stock held by the Founders, and (iii) the Common Stock issued or issuable upon exercise of any Warrants granted from time to time pursuant to that certain Warrant Issuance Agreement dated as of December 16, 1999, between the Company and Siemens Information and Communication Networks, Inc., and (iv) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii) and (iii) above, excluding in all cases, however, any Registrable Securities sold by a Holder in a transaction in which such Holder's rights under this Section 1 are not assigned.

               (g) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

               (h) The term "SEC" shall mean the Securities and Exchange Commission.

        1.2 Request for Registration.

               (a) If the Company shall receive at any time after the earlier of
(i) July 1, 2002 or (ii) six (6) months after the effective date of the first registration statement for a public offering of securities of the Company (other than a registration statement relating either to the



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sale of securities to employees of the Company pursuant to a stock option, stock purchase or similar plan or a SEC Rule 145 transaction) a written request from the Holders of sixty-six and sixty-six hundredths percent (66.66%) of the Registrable Securities (not including Founders Stock) then outstanding that the Company file a registration statement under the Act covering the registration of at least twenty percent (20%) of the Registrable Securities (not including Founders Stock) then outstanding (or such lesser number of shares as shall have an anticipated aggregate offering price to the public of at least $10,000,000, net of underwriting discounts and commissions), then the Company shall:

                      (i) within ten (10) days of the receipt thereof, give written notice of such request to all Holders; and

                      (ii) use its best efforts to effect as soon as practicable, the registration under the Act of all Registrable Securities (not including Founders Stock) which the Holders request to be registered, subject to the limitations set forth in subsections 1.2(b), (c) and (d), within twenty (20) days of the mailing of notice by the Company set forth in (i) above in accordance with Section 3.5.

               (b) The Holders initiating the registration request hereunder ("Initiating Holders") shall, in accordance with subsection 1.2(f) distribute the Registrable Securities covered by their request by means of an underwriting and the Company shall include such information in the written notice referred to in subsection 1.2(a)(i). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. The right of any Holder to include such Holder's Registrable Securities in such underwritten registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 1.4(e)) enter into an underwriting agreement in usual and customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 1.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be eliminated or allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder.

               (c) Notwithstanding subsection 1.2(b), if the Company shall furnish to Holders requesting a registration pursuant to this Section 1.2, a certificate signed by the Chief Executive Officer or President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be detrimental to the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than sixty
(60) days after receipt of the request of the



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Initiating Holders; provided, however, that the Company may not utilize this right more than twice in any twelve-month period.

               (d) Notwithstanding anything else set forth in this Section 1.2, the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this Section 1.2:

                      (i) After the Company has effected two (2) registrations pursuant to this Section 1.2 and such registrations have been declared or ordered effective;

                      (ii) During the period starting with the date sixty (60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a registration subject to Section 1.3 hereof; provided, however, that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                      (iii) Within twelve (12) months of the effective date of another registration effected pursuant to this Section 1.2; or

                      (iv) If the Initiating Holders propose to dispose of shares of Registrable Securities that may be immediately registered on Form S-3 pursuant to Section 1.11 and the Company proceeds with such registration.

               (e) The Company may include in any underwritten registration under this Section 1.2 any other shares of Common Stock (including, without limitation, issued and outstanding shares of Common Stock as to which the holders thereof have contracted with the Company for "piggyback" registration rights) so long as the inclusion in such registration of such shares (i) will not, in the opinion of the managing underwriter of such registration, interfere with the successful marketing in accordance with the intended method of sale or other disposition of all the shares of Registrable Securities sought to be registered by the Holder or Holders of Registrable Securities pursuant to this
Section 1.2 and (ii) will not result in the exclusion from such registration of any Registrable Securities. If it is determined as provided above that there will be such interference, the other shares of Common Stock sought to be included shall be excluded to the extent deemed appropriate by the managing underwriter of such registration.

               (f) Notwithstanding anything else set forth in this Agreement, the Company shall not be required to effect a registration under this Section
1.2 unless such registration is a firm commitment underwritten offering with a nationally recognized underwriter.

        1.3 Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than (i) a registration relating solely to the sale of securities to participants in a Company stock or stock option plan, (ii) a registration pursuant to a SEC Rule 145 transaction, or (iii) a registration in which the only Common Stock being registered is Common Stock issuable upon conversion of debt securities



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which are also being registered) the Company shall, at such time, promptly give each Holder written notice in accordance with Section 3.5 of such registration. Upon the written request of each Holder given within twenty (20) days after mailing of such notice by the Company, the Company shall, subject to the provisions of Section 1.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

        1.4 Obligations of the Company. Whenever required under this Agreement to use its best efforts to register any Registrable Securities, the Company shall as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for a period of up to one hundred twenty (120) days or until the distribution contemplated in the Registration Statement has been completed; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of the managing underwriter and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the 1934 Act in the registration statement.

               (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.



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               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (h) Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

        1.5 Furnish Information.

               (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 1 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

               (b) The Company shall have no obligation with respect to any registration requested pursuant to Section 1.2 or Section 1.11 if, due to the operation of subsection 1.5(a), the number of shares does not equal or exceed the number of shares required to originally trigger the Company's obligation to initiate such registration as specified in subsection 1.2(a) or Section 1.11, whichever is applicable.

        1.6 Expenses of Demand Registration. All expenses (other than underwriting discounts and commissions) incurred in connection with registrations, filings or qualifications pursuant to Section 1.2, including, without limitation, all registration, filing and qualification fees, printers' and accounting fees, reasonable fees and disbursements of counsel for the Company (including reasonable fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; provided, however, if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders selected by them) shall be borne by the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.2 if the registration request is subsequently withdrawn at the request of the Holders of a majority in interest of the Registrable Securities to be registered or fails to close (in which case all Holders initiating such registration



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shall bear such expenses pro rata based upon the total number of Registrable
Securities requested to be included therein by each such Holder), unless such Holders agree to forfeit their right to one demand registration pursuant to
Section 1.2; provided further, however, that if at the time of such withdrawal or failure to close, (a) the Holders proposing to participate in the registration have learned of a material adverse change in the condition, business, or prospects of the Company not known to such Holders at the time of their request other than a change resulting from market factors or other matters over which the Company has no control, (b) the facts producing such change were known to the Company at the time of the request or the Company's delay in disclosing such facts resulted in substantial additional expense, and (c) in the case of withdrawal, such Holders have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then such Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 1.2.

        1.7 Expenses of Company Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to registrations pursuant to Section 1.3 for each Holder (which right may be assigned as provided in Section 1.12), including, without limitation, all registration, filing, and qualification fees, printers and accounting fees relating or apportionable thereto and the reasonable fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder (provided, however, if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders selected by them), but excluding underwriting discounts and commissions relating to such Registrable Securities.

        1.8 Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock, the Company shall not be required under Section 1.3 to include any of the Holders' Registrable Securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the managing underwriter(s) selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their sole discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata (A) first to the Company (B) second, pro rata among the selling Holders according to the total amount of Registrable Securities owned by each such Holder, and (C) to the extent additional securities may be included therein, pro rata among the other selling shareholders according to the total amount of securities owned by each such selling shareholder, or in such other proportions as shall mutually be agreed to by such selling shareholders); provided that in no event shall the amount of Registrable Securities included in the offering be reduced below twenty-five percent (25%) of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case such Registrable Securities may be excluded if the underwriter(s) make



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the determination described above and no other shareholder's securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling shareholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder" and any pro rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

        1.9 Indemnification. In the event any Registrable Securities are included in a registration statement under this Section 1:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including, without limitation, any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.9(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person; provided, further, that if any losses, claims, damages or liabilities arise out of or are based upon a Violation which did not appear in the final prospectus, the Company shall not have any liability with respect thereto to (i) the Holder or any person who controls such Holder within the meaning of Section 15 of the Act if the Holder delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and failed to deliver a copy of the final prospectus, as amended or supplemented if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person or (ii) any underwriter or any person who controls such underwriter within the meaning of Section 15 of the Act, if such underwriter delivered a copy of the preliminary prospectus to the person alleging such losses, claims, damages or liabilities and



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failed to deliver a copy of the final prospectus, as amended or supplemented, if it has been amended or supplemented, to such person at or prior to the written confirmation of the sale to such person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 1.9(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 1.9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided further, that, in no event shall any indemnity under this subsection 1.9(b) exceed the gross proceeds from the offering received by such Holder.

               (c) Promptly after receipt by an indemnified party under this
Section 1.9 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.9, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.9, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.9.

               (d) If the indemnification provided for in this Section 1.9 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable



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by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

               (f) The obligations of the Company and Holders under this Section
1.9 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

        1.10 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after sixty (60) days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

               (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

               (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

               (d) furnish to any Holder at any time after ninety (90) days following the effective date of the first registration statement filed by the Company, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

        1.11 Form S-3 Registration. In case the Company shall receive from any Holder or Holders who own at least fifteen percent (15%) of (i) the Registrable Securities then outstanding or (ii) the Series A Preferred Stock (including the Common Stock issued upon conversion thereof) then outstanding, a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

               (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders; and

               (b) as soon as practicable, use its best efforts to effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within fifteen (15) days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this Section 1.11: (1) if Form S-3 is not available for such offering by the Holders; (2) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Common Stock at an aggregate price to the public (including any underwriters' discounts or commissions) of less than $1,000,000; (3) if the Company shall furnish to the Holder or Holders a certificate signed by the Chief Financial Officer or President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be detrimental to the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after receipt of the request of the Holder or Holders under this Section 1.11; provided, however, that the Company shall not utilize this right more than twice in any twelve (12) month period; (4) if the Company has, within the six (6) month period preceding the date of such request, already effected one (1) registration on Form S-3 pursuant to this Section 1.11; or (5) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

               (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests set forth in this Section 1.11 of the Holder or Holders. The Company shall bear and pay all expenses incurred in connection with registrations requested pursuant to this Section 1.11, including, without limitation, all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the Company (including reasonable fees and disbursements of counsel for the Company in its capacity as counsel to the selling Holders hereunder; provided, however, if Company counsel does not make itself available for this purpose, the Company will pay the reasonable fees and disbursements of one counsel for the selling Holders selected by them), but excluding any underwriters' discounts or commissions associated with the Registrable Securities. Registrations effected pursuant to this Section 1.11 shall not be counted as demands for registration or registrations effected pursuant to Sections 1.2 or 1.3, respectively.

        1.12 Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of such securities who, after such assignment or transfer, holds at least 400,000 shares of the Company's capital stock; provided, however, that (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 1.14 below; and (c) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act. Any such assignee shall be subject to all rights and obligations hereunder and, if requested by the Company, shall agree in writing to be bound by the terms of this Agreement. The foregoing share limitation shall not apply to transfers to affiliated entities of the transferor or to distributions from a partnership to partners if the partner holds at least one percent (1%) of the Company's outstanding capital stock following such distribution.

        1.13 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the Holders of sixty-six and sixty-six hundredths percent (66.66%) percent of the Registrable Securities then outstanding, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2, 1.3 or 1.11 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

        1.14 "Market Stand-Off" Agreement. Each Investor hereby agrees that, for a period of one hundred eighty (180) days following the effective date of the first registration statement of the Company filed under the Act or ninety (90) days following the effective date of any other registration statement of the Company filed under the Act, it shall not, to the extent requested by the Company and such underwriter(s), directly or indirectly sell, offer to sell, contract to sell (including, without limitation, any short sale), grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration; provided, however, that such Investor shall be subject to the market stand-off provisions of this Section 1.14 only if the officers and directors of the Company are subject to similar arrangements and the Company uses reasonable efforts to have all holders of at least one percent (1%) of the Company's capital stock also subject to similar arrangements.

               In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Securities of each Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period. Notwithstanding the foregoing, the obligations described in this Section 1.14 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a SEC Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

        1.15 Termination of Registration Rights. The right of any Holder to request registration or inclusion in any registration pursuant to Section 1.2,
1.3 or 1.11 shall terminate and such Holder's securities shall no longer be deemed to be Registrable Securities at such time as (i)(A) such Holder holds less than 1% of the Company's outstanding Common Stock (including the Common Stock issued or issuable upon conversion of the Company's outstanding Preferred Stock) and (B) such Holder's Registrable Securities may be sold pursuant to Rule 144(k) or (ii) the expiration of three years after the closing of the first Company-initiated firm commitment underwritten public offering of Common Stock of the Company.

2.      COVENANTS OF THE COMPANY.

        2.1 Delivery of Financial Statements. The Company shall deliver to (i) each Preferred Stock Investor who holds (whether directly or by application of Section 3.8) at least 1,650,000 shares of the Company's Series A Preferred Stock, 1,000,000 shares of the Company's Series B Preferred Stock, 1,000,000 shares of the Company's Series C Preferred Stock, 1,000,000 shares of the Company's Series D Preferred Stock (as adjusted for subsequent stock splits, stock dividends or recapitalizations of the Company's capital stock) (each, a "Major Investor") and (ii) MCI WorldCom Venture Fund, Inc., a Delaware corporation ("MCI") for so long as MCI holds at least 800,000 shares of the Company's Series D Preferred Stock (as adjusted for subsequent stock splits, stock dividends or recapitalizations of the Company's capital stock):

               (a) as soon as practicable, but in any event within one hundred twenty (120) days after the end of each fiscal year of the Company, an income statement for such fiscal year, a balance sheet of the Company and statement of shareholders' equity as of the end of such year, such year-end financial reports to be in reasonable detail, prepared in accordance with generally accepted accounting principles and audited and certified by independent public accountants.

               (b) as soon as practicable, but in any event within forty-five
(45) days after the end of each of the first three (3) quarters of each fiscal year of the Company, an unaudited profit or loss statement, and an unaudited balance sheet and a statement of shareholders' equity as of the end of such fiscal quarter.

               (c) within thirty (30) days of the end of each month, an unaudited income statement and schedule as to the sources and application of funds and balance sheet for and as of the end of such month, in reasonable detail.

               (d) as soon as practicable, but in any event thirty (30) days prior to the end of each fiscal year, a budget and business plan for the next fiscal year showing the Company's projected monthly financial statements and, as soon as prepared, any other budgets or revised budgets prepared by the Company.

        2.2 Inspection. The Company shall permit MCI, for so long as MCI holds at least 800,000 shares of the Company's Series D Preferred Stock (as adjusted for subsequent stock splits, stock dividends or recapitalizations of the Company's capital stock), and each Major Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this
Section 2.2 to provide access to any information which it deems in good faith to be a trade secret or similar confidential information.

        2.3 Termination of Information and Inspection Covenants. The covenants set forth in Sections 2.1 and 2.2 shall terminate as to any Major Investor and MCI and be of no further force or effect (i) in conjunction with or at any time subsequent to the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the underwritten offering of its securities to the general public, (ii) in conjunction with or at any time subsequent to the acquisition of more than fifty percent (50%) of the Company's equity securities by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation), or a sale of all or substantially all of the assets of the Company, or (iii) after the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

        2.4 Right of First Offer. Subject to the terms and conditions specified in this Section 2.4, the Company hereby grants to each Major Investor a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Major Investor in accordance with the following provisions:

               (a) The Company shall deliver a notice by certified mail ("Offer Notice") to the Major Investors stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered, and (iii) the price and terms, if any, upon which it proposes to offer such Shares.

               (b) By written notification received by the Company, within thirty (30) calendar days after giving of the Offer Notice, each Major Investor may elect to purchase or obtain, at the price and on the terms specified in the Offer Notice, up to that portion of such Shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by such Major Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities).

               (c) If all Shares referred to in the Offer Notice are not elected to be obtained as provided in subsection 2.4(b) hereof, the Company may, during the 90-day period following the expiration of the period provided in subsection 2.4(b) hereof, offer the remaining unsubscribed portion of such Shares to any person or persons at a price not less than, and upon terms no more favorable to the offeree than those specified in the Offer Notice. If the Company does not enter into an agreement for the sale of the Shares within such period, or if such agreement is not consummated within thirty (30) days of the execution thereof, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first reoffered to the Major Investors in accordance herewith.

               (d) The right of first offer in this Section 2.4 shall not be applicable (i) to the issuance or sale of Shares (or options therefor) to employees, consultants, directors, directly or pursuant to a stock option plan or restricted stock issuance plan approved by the Board of Directors of the Company, (ii) to or after consummation of a firm commitment underwritten public offering of shares of Common Stock, registered under the Act pursuant to a registration statement, (iii) the issuance of securities pursuant to the conversion or exercise of convertible or exercisable securities, (iv) the issuance of securities in connection with a bona fide business acquisition of or by the Company, whether by merger, consolidation, sale of assets, sale or exchange of stock or otherwise, (v) the issuance of stock, warrants or other securities or rights to persons or entities with which the Company has a potential or existing customer or supplier relationship, or (vi) to or after the acquisition of the Company by another entity by means of any bona fide transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation), or a sale of all or substantially all of the assets of the Company unless the corporation's shareholders of record as constituted immediately prior to such transaction or series of transactions will, immediately after such transaction or series of transactions (by virtue of securities issued as consideration in the transaction or series of transactions) hold at least 50% of the voting power of the successor to the corporation's business.

               (e) The right of first offer set forth in this Section 2.4 may not be assigned or transferred, except that (i) such right is assignable by each Major Investor to any wholly owned subsidiary or parent of, or to any corporation or entity that is, within the meaning of the Act, controlling, controlled by or under common control with, any such Major Investor, and (ii) such right is assignable between and among any of the Major Investors.

        2.5 Right of First Refusal. Before any shares of capital stock of the Company registered in the name of a Founder may be sold or transferred (other than transfers set forth in paragraph (g)), such shares shall first be offered to the Company and the Major Investors in the following manner:

               (a) The Founder or his transferee shall deliver a notice by certified mail ("Transfer Notice") to the principal business office of the Company and to each Major Investor stating (i) his bona fide intention to sell or transfer such shares, (ii) the number of such shares to be sold or transferred, (iii) the price and terms, if any, for which he proposes to sell or transfer such shares, and (iv) the name and address of the proposed purchaser or transferee (if known).

               (b) The Company shall have the right at any time within twenty
(20) calendar days of the giving of the Transfer Notice to purchase some or all of the shares to which the Transfer Notice refers at the price per share specified in the Transfer Notice, or if no price is specified therein, at the fair market value thereof as determined by the Board of Directors in good faith. Said right shall be exercised by written notice signed by an officer of the Company ("Company Exercise Notice") and delivered by certified mail to the Founder, which notice shall specify the time, place and date for settlement of such purchase (but in no event shall such date be more than sixty (60) calendar days from the date the Transfer Notice was delivered to the Company). If the Company does not exercise its right to purchase all of the shares to which the Transfer Notice refers, the Company shall within twenty-five (25) calendar days of the giving of the Transfer Notice deliver by certified mail to each Major Investor a copy of the Company Exercise Notice or a statement that the Company has elected not to purchase any of the shares subject to the Transfer Notice.

               (c) In the event the Company does not, for any reason, exercise its right to purchase all of the shares to which the Transfer Notice refers in accordance with subsection 2.5(b), then each Major Investor shall have the option, exercisable by written notice (the "Investors Exercise Notice") delivered by certified mail to the Founder and the Company within forty-five
(45) calendar days of the giving of the Transfer Notice, to purchase up to that portion of such shares which equals the proportion that the number of shares of Common Stock issued and held, or issuable upon conversion of the Preferred Stock then held, by such Major Investor bears to the total number of shares of Common Stock of the Company then outstanding (assuming full conversion and exercise of all convertible or exercisable securities). Such purchase shall be at the price per share specified in the Transfer Notice, or if no price is specified therein, at the fair market value thereof as determined by the Board of Directors in good faith. The Investors Exercise Notice shall specify the time, place and date for settlement of such purchase (but in no event shall such date be more than sixty
(60) calendar days from the date the Transfer Notice was received by the Company).

               (d) If some or all of the shares to which the Transfer Notice refers are not purchased, as provided in subsections 2.5(b) and 2.5(c) hereof, the Founder may sell such shares at the price and terms specified in the Transfer Notice, provided that such sale or transfer is consummated within one hundred twenty (120) calendar days from the date of said Transfer Notice to the Company, and provided, further, that any such sale is in accordance with all the terms and conditions hereof. If the Founder does not consummate the sale or transfer within such one hundred twenty (120)-day period, the right provided hereby shall be deemed to be revived with respect to such shares and no sale or transfer shall be effected without first offering the shares in accordance herewith.

               (e) Notwithstanding the foregoing, the right of first refusal of the Major Investors provided in this Section 2.5 shall not apply to (i) any pledge of Common Stock made pursuant to a bona fide loan transaction that creates a mere security interest, (ii) transfers by gift, will or intestate succession of a Founder to a Founder's spouse or lineal descendants or ancestors or a trust for the benefit of such persons, (iii) any bona fide gift, or (iv) any transfer by operation of law or other involuntary transfer; provided that, with respect to clauses (i), (ii) and (iii) above, (A) the Founder shall inform the Major Investors of such pledge, transfer or gift prior to effecting it and
(B) the pledgee, transferee or donee shall furnish the Major Investors with a written agreement to be bound by and comply with all provisions of this Agreement. Such transferred Common Stock shall remain "Founders Stock" hereunder, and such pledgee, transferee or donee shall be treated as a "Founder" for purposes of this Agreement.

               (f) Notwithstanding the foregoing, neither the Company nor any Major Investor shall have any right under this Section 2.5 (i) in conjunction with or at any time subsequent to the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the underwritten offering of its securities to the general public, (ii) in conjunction with or at any time subsequent to the acquisition of more than fifty percent (50%) of the Company's equity securities by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation), or a sale of all or substantially all of the assets of the Company, or (iii) after the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

        2.6 Co-Sale Right.

               (a) Each Founder agrees that in the event it reaches an agreement to sell more than twenty percent (20%) of the Founders Stock owned by such Founder by means of any transaction or series of related transactions, it will provide written notice (the "Co-Sale Notice") to each Major Investor at least twenty (20) days prior to the closing of such sale or transfer. The Co-Sale Notice shall describe in reasonable detail the proposed sale or transfer including, without limitation, the number of shares of Common Stock to be sold or transferred, the nature of such sale or transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the sale or transfer is being made pursuant to the provisions of paragraph (g) or (h) hereof, the Co-Sale Notice shall state under which paragraph the sale or transfer is being made.

               (b) Each Major Investor shall have the right, exercisable upon written notice to the Founder delivered by certified mail, within fifteen (15) days after the giving of the Co-Sale Notice to the Major Investor, to participate in such sale of Common Stock on the same terms and conditions. To the extent a Major Investor exercises such right of participation in accordance with the terms and conditions set forth below, the number of shares of Common Stock that the Founder may sell in the transaction shall be correspondingly reduced.

               (c) Each Major Investor may sell all or any part of that number of shares of Common Stock equal to the product obtained by multiplying (i) the aggregate number of shares of Common Stock covered by the Co-Sale Notice by (ii) a fraction the numerator of which is the number of shares of Common Stock issued and held on the date of the Co-Sale Notice, or issuable upon conversion of the Preferred Stock then held, by such Major Investor and the denominator of which is the total number of shares of Common Stock (on an as-converted basis) owned by all the Preferred Stock Investors and the selling Founder on the date of the Co-Sale Notice.

               (d) A Major Investor shall effect its participation in the sale by promptly delivering to the Founder for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

                      (i) the type and number of shares of Common Stock which the Major Investor elects to sell; or

                      (ii) that number of shares of Preferred Stock which is at such time convertible into the number of shares of Common Stock which the Major Investor elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Preferred Stock in lieu of Common Stock, the Major Investor shall convert such Preferred Stock into Common Stock and deliver Common Stock as provided in subparagraph (i) above. The Company agrees to make any such conversion concurrent with the actual transfer of such shares to the purchaser.

               (e) The stock certificate or certificates that a Major Investor delivers to the Founder pursuant to paragraph (d) shall be transferred to the prospective purchaser in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Co-Sale Notice, and the Founder shall concurrently therewith remit to such Major Investor that portion of the sale proceeds to which the Major Investor is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Major Investor exercising its rights of co-sale hereunder, the Founder shall not sell to such prospective purchaser or purchasers any Common Stock unless and until, simultaneously with such sale, the Founder shall purchase such shares or other securities from such Major Investor.

               (f) The exercise or non-exercise of the rights of the Major Investors hereunder to participate in one or more sales of Common Stock made by the Founder shall not adversely affect their rights to participate in subsequent sales of Common Stock subject to paragraph (a).

               (g) Notwithstanding the foregoing, the co-sale rights of the Major Investors provided in this Section 2.6 shall not apply to (i) any pledge of Common Stock made pursuant to a bona fide loan transaction that creates a mere security interest, (ii) transfers by gift, will or intestate succession of a Founder to a Founder's spouse or lineal descendants or ancestors or a trust for the benefit of such persons, (iii) any bona fide gift, or (iv) any transfer by operation of law or other involuntary transfer; provided that, with respect to clauses (i), (ii) and (iii) above, (A) the Founder shall inform the Major Investors of such pledge, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall furnish the Major Investor with a written agreement to be bound by and comply with all provisions of this Agreement. Such transferred Common Stock shall remain "Founders Stock" hereunder, and such pledgee, transferee or donee shall be treated as a "Founder" for purposes of this Agreement.

               (h) Notwithstanding the foregoing, the provisions of this Section
2.6 shall not apply to the sale of any Common Stock by a Founder (i) to the public pursuant to a registration statement filed with, and declared effective by, the SEC under the Act, or (ii) to the Company, or (iii) if prior to such sale, the Founder held less than five percent (5%) of the Company's outstanding capital stock.

               (i) Notwithstanding the foregoing, the co-sale right set forth in this Section 2.6 shall terminate and be of no further force or effect (i) in conjunction with or at any time subsequent to the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the underwritten offering of its securities to the general public, (ii) in conjunction with or at any time subsequent to the acquisition of more than fifty percent (50%) of the Company's equity securities by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation), or a sale of all or substantially all of the assets of the Company, or (iii) after the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

        2.7 Employee and Other Stock Arrangements.

               (a) Except as determined otherwise in the discretion of the Board of Directors, each acquisition of any option or right to acquire any shares of capital stock of the Company by an employee, consultant, or director of the Company pursuant to a Company stock or stock option plan shall be subject to a four (4)-year vesting schedule, with twenty-five percent (25%) of the shares vested upon the first anniversary of the commencement of service and the remaining shares subject to monthly vesting thereafter; provided, however (except as otherwise determined by the Board of Directors), if the Board of Directors allows an option holder to exercise an option prior to full vesting, the unvested shares shall be subject to a repurchase option in favor of the Company which shall provide that upon termination of employment, with or without cause, the Company may repurchase, at cost, any unvested shares held by such shareholder.

               (b) Notwithstanding the foregoing, the provisions set forth in this Section 2.7 shall terminate and be of no further force or effect after (i) the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the underwritten offering of its securities to the general public, (ii) the acquisition of more than fifty percent (50%) of the Company's equity securities by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation), or a sale of all or substantially all of the assets of the Company, or (iii) the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur.

3.      MISCELLANEOUS.

        3.1 Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        3.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California without regard to the conflicts of law provisions thereof. The parties hereto agree to submit to the jurisdiction of the federal and state courts of the State of California with respect to the breach or interpretation of this Agreement or the enforcement of any and all rights, duties, liabilities, obligations, powers, and other relations between the parties arising under this Agreement.

        3.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        3.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        3.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be in writing, shall be effective when given, and shall in any event be deemed to be given upon receipt or, if earlier, (i) five
(5) days after deposit with the U.S. postal service or other applicable postal service, if delivered by first class mail, postage prepaid, (ii) upon delivery, if delivered by hand, (iii) one (1) business day after the day of deposit with Federal Express or similar overnight courier, freight prepaid, if delivered by overnight courier or (iv) one (1) business day after the day of facsimile transmission, if delivered by facsimile transmission with copy by first class mail, postage prepaid, and shall be addressed, (a) if to an Investor, at such Investor's address set forth below its signature, or at such other address as such Investor shall have furnished the Company in writing, or (b) if to the Company, at its address as set forth below, or at such other address as the Company shall have furnished to each Investor in writing.

        3.6 Amendments and Waivers.

               (a) Any term of Section 1 or Section 3 (other than this Section 3.6) of this Agreement may be amended and the observance of any term of Section 1 or Section 3 (other than this Section 3.6) of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) the Company, (ii) the holders of sixty six and sixty six hundreds percent (66.66%) of the Registrable Securities then outstanding and held by the Preferred Stock Investors, and (iii) the holders of a majority of the Registrable Securities then held by the Founders.

               (b) Any term of Section 2 (other than Section 2.6) of this Agreement may be amended and the observance of any term of Section 2 (other than Section 2.6) of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) the Company, and (ii) the holders of a majority of the Registrable Securities then outstanding and held by the Major Investors.

               (c) Any term of Section 2.6 may be amended and the observance of any term of Section 2.6 may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of (i) the holders of a majority of the Registrable Securities then outstanding and held by the Major Investors, and (ii) the holders of a majority of the Registrable Securities then outstanding and held by the Founders; provided, however, any such amendment or waiver that would affect the rights of any Major Investor or Founder in a manner different than the other Major Investors or Founders (as applicable) shall also require the written consent of such differently affected Major Investor or Founder.

               (d) Any term of this Section 3.6 may be amended and the observance of any term of this Section 3.6 may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the parties whose consent is required to amend or waive a particular provision.

               (e) Any amendment or waiver effected in accordance with this
Section 3.6 shall be binding upon the Company and each Investor, and their respective successors and assigns.

        3.7 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        3.8 Aggregation of Stock. All shares of Registrable Securities held or acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

        3.9 Entire Agreement. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof. This Agreement supersedes and replaces the Restated Investors Rights Agreement and, to the extent necessary, the execution and delivery of this Agreement constitutes a waiver of the provisions of Section 2.4 of the Restated Investors Rights Agreement.

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE


        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.



                                        THE COMPANY:

                                        ACCELERATED NETWORKS, INC.



                                        By:  /s/ Suresh Nihalani
                                            ------------------------------------
                                             Suresh Nihalani, President

                                        Address:  301 Science Drive
                                                  Moorpark, CA  93021

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                        SURESH NIHALANI



                                        /s/ Suresh Nihalani
                                        ----------------------------------------
                                        Suresh Nihalani

                                        Address:  c/o Accelerated Networks, Inc.
                                                  301 Science Drive
                                                  Moorpark, CA  93021


                                        KIRAN MUNJ


                                        /s/ Kiran Munj
                                        ----------------------------------------
                                        Kiran Munj

                                        Address:  c/o Accelerated Networks, Inc.
                                                  301 Science Drive
                                                  Moorpark, CA  93021

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                        THE INVESTORS:

                                         MCI WORLDCOM VENTURE FUND, INC.


                                        By:  /s/ Susan Mayer
                                            ------------------------------------
                                             Name:  Susan Mayer
                                             Title: President

                                        Address:  1801 Pennsylvania Avenue
                                                  Washington, DC  20006

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                   WINDWARD VENTURES, L.P.



                                   By:  Windward Ventures Management, L.P.
                                        General Partner


                                   By:  /s/ David Titus
                                       ----------------------------------------
                                        David Titus
                                        General Partner

                                   Address:  12680 High Bluff Drive, Suite 200
                                             San Diego, CA 92130



                                   ONSET ENTERPRISE ASSOCIATES III, L.P.

                                   By:    OEA III MANAGEMENT, LLC
                                    Its:  General Partner

                                    By:  /s/ Robert Kuhling
                                       ----------------------------------------
                                         Name:  Robert Kuhling
                                         Title:

                                   Address:  2490 Sand Hill Road
                                             Menlo Park, CA  94025

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                   SIEMENS INFORMATION AND COMMUNICATION
                                   NETWORKS, INC.


                                   By:  /s/ Dieter Diehn
                                       ----------------------------------------
                                        Name:  Dieter Diehn
                                        Title: Executive V.P. & CFO

                                   Address:  900 Broken Sound Parkway
                                             Boca Raton, FL  33487

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                             SIEMENS AG


                             By:  /s/ Anthony Maher
                                 -----------------------------------------------
                                  Name:   Anthony Maher
                                  Title:  Member of the Group Board ICN

                             By:  /s/ Georg Vollmuth
                                 -----------------------------------------------
                                  Name:   Georg Vollmuth
                                  Title:  Vice President ICN RU

                             Address:       Hofmannstrasse 51, D-81359
                                            Munich, Germany
                                            Attn:  Helmut Hoffmann



                             NEW ENTERPRISE ASSOCIATES VII, Limited Partnership

                             By:    NEA Partners VII, Limited Partnership
                             Its:   General Partner


                             By:  /s/ Peter Morris
                                 -----------------------------------------------
                                  Name:   Peter Morris
                                  Title:  General Partner

                             Address:  2490 Sand Hill Road
                                       Menlo Park, CA 94025

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                             WALDEN-SBIC, L.P.
                             WALDEN TECHNOLOGY VENTURES II, L.P.
                             WALDEN MEDIA & INFORMATION TECHNOLOGY
                                FUND, L.P.
                             WALDEN EDB PARTNERS, L.P.
                             WALDEN JAPAN PARTNERS, L.P.


                             By:  /s/ George Sarlo
                                 -----------------------------------------------
                                  George Sarlo
                                  General Partner

                             Address:  750 Battery Street
                                       Seventh Floor
                                       San Francisco, CA  94111

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                             WALDEN EDB PARTNERS, L.P.
                             WALDEN JAPAN PARTNERS, L.P.


                             By:  /s/ Lip-Bu Tan
                                 ----------------------------------------------
                                  Name:  Lip-Bu Tan
                                  Title:  General Partner

                             Address:  750 Battery Street
                                       Seventh Floor
                                       San Francisco, CA  94111


                             PACVEN WALDEN VENTURES III, L.P.

                             By:  Pacven Walden Management, L.P.
                                  General Partner


                                  By:  /s/ Lip-Bu Tan
                                      -----------------------------------------
                                       Lip-Bu Tan
                                       Director

                                  Of Pacven Walden Management Co., Ltd.
                                  As General Partner of Pacven Walden
                                  Management, L P.
                                  As General Partner of Pacven Walden
                                  Ventures III, L.P.

                             Address:  750 Battery Street
                                       Seventh Floor
                                       San Francisco, CA  94111


                             WALDEN-NIKKO MAURITIUS CO.


                             By:  /s/ Lip-Bu Tan
                                 ----------------------------------------------
                                  Lip-Bu Tan
                                  Director

                             Address:  750 Battery Street, Seventh Floor
                                       San Francisco, CA  94111

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                             U.S. VENTURE PARTNERS V, L.P.
                             USVP V INTERNATIONAL, L.P.
                             2180 ASSOCIATES FUND V, L.P.
                             USVP V ENTREPRENEUR PARTNERS, L.P.

                             By:  Presidio Management Group V, L.L.C.


                                  By:  /s/ Steve Krausz
                                      -----------------------------------------
                                       Name:  Steve Krausz
                                       Title: General Partner

                             Address:  2180 Sand Hill Road, Suite 300
                                       Menlo Park, CA 94025

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                             U.S. VENTURE PARTNERS VII, L.P.

                             By:   Presidio Management Group, L.L.C.
                             Its:  General Partner


                                   By:  /s/ Steve Krausz
                                       -----------------------------------------
                                        Name:  Steve Krausz
                                        Title: General Partner

                             Address:  2180 Sand Hill Road, Suite 300
                                       Menlo Park, CA 94025

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                          H.R. JOHNSON AND STEVEN C. JOHNSON, AS
                                          TENANTS IN COMMON


                                          By:  /s/ H.R. Johnson
                                              ---------------------------------
                                               H. R. Johnson

                                          Address:  11105 Bellavista Drive
                                                    Potomac, MD  20854


                                          By:  /s/ Steven C. Johnson
                                              ---------------------------------
                                               Steven C. Johnson

                                          Address:  5707 Ridgefield Road
                                                    Bethesda, MD  20816

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                            BRUCE R. HALLETT


                                            /s/ Bruce R. Hallett
                                            ------------------------------------

                                            Address:  1115 Ebbtide
                                                      Corona del Mar, CA  92625


                                            GABRIELLE WIRTH


                                            /s/ Gabrielle Wirth
                                            ------------------------------------

                                            Address:  212 Via Eboli
                                                      Newport Beach, CA  92663


                                            JIM DIBERNARDO


                                            /s/ S. James DiBernardo
                                            ------------------------------------

                                            Address:  14110 Baleri Ranch Road
                                                      Los Altos Hills, CA  94022


                                            ZAITUN POONJA


                                            /s/ Zaitun Poonja
                                            ------------------------------------

                                            Address:  630 Milverton Road
                                                      Los Altos, CA  94022


                                            JOSEPH H. CHI


                                            ------------------------------------
                                            /s/ Joseph H. Chi

                                            Address:  1223 Via Visalia
                                                      San Clemente, CA  92672

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                         ELIZABETH T. HALL


                                         /s/ Elizabeth T. Hall
                                         ------------------------------------

                                         Address:  12441 N. LaCoste Drive
                                                   Tustin, CA  92782


                                         CRAIG S. GUNTHER


                                         /s/ Craig S. Gunther
                                         ------------------------------------

                                         Address:  25476 Rodeo Circle
                                                   Laguna Hills, CA  92653


                                         BARBARA MILLER


                                         /s/ Barbara Miller
                                         ------------------------------------

                                         Address:  6515 Park Royal Circle
                                                   Huntington Beach, CA  92648


                                         LISA GOON


                                         /s/ Lisa Goon
                                         ------------------------------------

                                         Address:  1412 Seacrest Drive
                                                   Corona del Mar, CA  92625

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                            UMB BANK, N.A., TRUSTEE OF THE
                                            BROBECK, PHLEGER & HARRISON LLP
                                            RETIREMENT SAVINGS PLAN FBO
                                            GABRIELLE WIRTH


                                            /s/ Melissa Whited
                                            ------------------------------------

                                            Address:  1010 Grand Blvd.
                                                      Kansas City, MO  64106


                                            UMB BANK, N.A., TRUSTEE OF THE
                                            BROBECK, PHLEGER & HARRISON LLP
                                            RETIREMENT SAVINGS PLAN FBO
                                            JOSEPH H. CHI


                                            /s/ Melissa Whited
                                            ------------------------------------

                                            Address:  1010 Grand Blvd.
                                                      Kansas City, MO  64106

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                            PETE PATEL


                                            /s/ Pete Patel
                                            ------------------------------------

                                            Address:  4337 Clearwood Road
                                                      Moorpark, CA 93021



                                            HITENDRA SONI


                                            /s/ Hitendra Soni
                                            ------------------------------------

                                            Address:  11443 Amber Ridge
                                                      Moorpark, CA 93021



                                            KEVIN WALSH


                                            /s/ Kevin Walsh
                                            ------------------------------------

                                            Address:  11850 Silvercrest
                                                      Moorpark, CA 93021

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                            PAUL FERRIS


                                            /s/ Paul Ferris
                                            ------------------------------------

                                            Address:  375 Green Street
                                                      San Francisco, CA 94133



                                            RYAN DRANT


                                            /s/ Ryan Drant
                                            ------------------------------------

                                            Address:  1119 St. Paul Street
                                                      Baltimore, Maryland 21202



                                            TONY FISCH


                                            /s/ Tony Fisch
                                            ------------------------------------

                                            Address:  17027 Adlon Road
                                                      Encino, CA 91403

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                         RIVER OAKS INVESTMENTS, L.L.C.


                                         /s/ Timothy R. Huff
                                         ------------------------------------
                                         By:    Timothy R. Huff, Member

                                         Address:  131 Jefferson Street
                                                   St. Charles, Missouri 63301


                                         ROBERT J. FABBRICATORE & PARTNERS


                                         /s/ Robert J. Fabbricatore
                                         ------------------------------------
                                         Address:  c/o CTC Communications
                                                   220 Bear Hill Road
                                                   Waltham, MA 02451

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                            ANTARES INVESTMENTS, LLC


                                            /s/ Ari J. Spar
                                            ------------------------------------
                                            By:   Ari J. Spar
                                            Its:  President

                                            Address:  Antares Investments, LLC
                                                      c/o Ari Spar
                                                      604 Douglas Road
                                                      Chappaqua, NY  10514

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                  MMK INVESTMENTS, LLC


                                  /s/ Alan M. Schrager
                                  ----------------------------------------------
                                  By:   Alan M. Schrager
                                  Its:  Manager

                                  Address: c/o National Registered Agents, Inc. 9 East Loockerman Street
                                            Dover, County of Kent, DE 19901

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                        UA VENTURES, LLC


                                        /s/ S. Andrew McKay
                                        ----------------------------------------
                                        By:    S. Andrew McKay

                                        Address:  1401 Elm Road
                                                  Louisville, Kentucky  40223
                                                  Attention:  S. Andrew McKay

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                            ROY WILKENS


                                            /s/ Roy Wilkens
                                            -----------------------------------
                                            Roy Wilkens

                                            Address:  8 Courtney Circle
                                                      Emory, Texas 75440

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                       BRUCE AND SUSAN YUILLE, HUSBAND AND WIFE


                                       /s/ Bruce Yuille
                                       -----------------------------------------
                                       Bruce Yuille


                                       /s/ Susan Yuille
                                       -----------------------------------------
                                       Susan Yuille

                                       Address:
                                                 -------------------------------
                                                 -------------------------------

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                         SAUL AND LINA ANUZIS, HUSBAND AND WIFE


                                         /s/ Saul Anuzis
                                         --------------------------------------
                                         Saul Anuzis


                                         /s/ Lina Anuzis
                                         --------------------------------------
                                         Lina Anuzis

                                         Address:  5 Locust Lane
                                                   Lansing, MI  48911

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                  JMI, INC.


                                  /s/ Charles Noell
                                  -------------------------------------------
                                  By:  Charles Noell, President

                                  Address:  12680 High Bluff Drive, Suite 200
                                            San Diego, CA  92130

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                            WEATHERS INVESTMENTS, LLC


                                            /s/ Helen D. Weathers
                                            ------------------------------------
                                            By:    Helen D. Weathers, Manager

                                            Address:  1967 Willeo Creek Point
                                                      Marietta, GA  30068

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                            FRANCIS X. DZUBECK AND KATHRYN A.
                                            DZUBECK, JTWROS


                                            /s/ Francis X. Dzubeck
                                            -----------------------------------
                                            Francis X. Dzubeck


                                            /s/ Kathryn A. Dzubeck
                                            -----------------------------------
                                            Kathryn A. Dzubeck

                                            Address:  2440 Virginia Avenue, NW
                                                      Suite D-309
                                                      Washington, DC  20037

           SECOND RESTATED INVESTORS' RIGHTS AGREEMENT SIGNATURE PAGE



                                            VIKRAM & MAYA SHETH FAMILY TRUST
                                            DATED FEBRUARY 9, 1994


                                            /s/ Vikram K. Sheth
                                            -----------------------------------
                                            Vikram K. Sheth


                                            /s/ Maya V. Sheth
                                            -----------------------------------
                                            Maya V. Sheth

                                            Address:  18153 Chatham Lane
                                                      Northridge, CA  91326

                                   SCHEDULE A
                               SERIES D INVESTORS


NAME OF INVESTOR
MCI Worldcom Venture Fund, Inc.
Windward Ventures, L.P.
Siemens AG
New Enterprise Associates VII, Limited Partnership
US Venture Partners VII, L.P.
ONSET Enterprise Associates III, L.P.
Pacven Walden Ventures III, L.P.
Walden EDB Partners II, L.P.
Walden-Nikko Mauritius Co.
H.R. Johnson & Steven C. Johnson, as Tenants in Common
Pete Patel
Hitendra Soni
Kevin Walsh
Bruce R. Hallett
UMB Bank, n.a., Trustee of the Brobeck, Phleger & Harrison LLP Retirement Savings Plan FBO Gabrielle
Wirth
Gabrielle Wirth
Jim DiBernardo
Zaitun Poonja
UMB Bank, n.a., Trustee of the Brobeck, Phleger & Harrison LLP Retirement Savings Plan FBO Joseph H. Chi
Joseph H. Chi
Elizabeth T. Hall
Craig S. Gunther
Barbara Miller
Lisa Goon
Paul Ferris
Ryan Drant
Tony Fisch
River Oaks Investments L.L.C.
Antares Investments, L.L.C.
Robert J. Fabbricatore & Partners
MMK Investors, LLC
UA Ventures, LLC
Roy A. Wilkens
Bruce and Susan Yuille, husband and wife Saul & Lina Anuzis, husband and wife JMI, Inc.
Weathers Investments LLC
Francis X. Dzubeck and Kathryn A. Dzubeck, JTWROS
Vikram and Maya Sheth Family Trust dtd February 9, 1994

                                   SCHEDULE B

                                 PRIOR INVESTORS



Brobeck, Phleger & Harrison LLP                   Stanford University

Brobeck Investment Company V, L.P.                Deepak Samtani

Susan N. Cayley                                   Ashok Samtani

Rob Coneybeer                                     Bharat Samtani

Michael R. D'Amour, Trustee of the D'Amour        2180 Associates Fund V, L.P.
Family Trust

Defta Partners                                    U.S. Venture Partners V, L.P.

Richard A. Fink                                   USVP V International, L.P.

Lee J. Leslie                                     USVP V Entrepreneur Partners, L.P.

NEA Presidents Fund, L.P.                         Pacven Walden Ventures III, L.P.

NEA Ventures 1997, Limited Partnership            Walden EDB Partners, L.P.

New Enterprise Associates VII, Limited            Walden Japan Partners, L.P.
Partnership


Rajesh Nihal                                      Walden Media & Information Technology
                                                  Fund, L.P.

Chandi Nihalani and Ishwari Nihalani              Walden-Nikko Mauritius Co.

Onset Enterprise Associates III, L.P.             Walden-SBIC, L.P.

Frederic A. Randall, Jr.                          Walden Technology Ventures II, L.P.

United Missouri Bank of Kansas City,              Windward Ventures, L.P.
Successor Trustee for Brobeck, Phleger &
Harrison LLP Retirement Savings Trust,
F.B.O Frederic A. Randall, Jr.

Siemens AG

Siemens Information and Communication
Networks, Inc.

                               AMENDMENT NO. 1 TO
                   SECOND RESTATED INVESTORS' RIGHTS AGREEMENT


        THIS AMENDMENT NO. 1 TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT (this "Amendment") is made as of March 2, 2000, by and between Accelerated Networks, Inc., a California corporation (the "Company") and Williams Communications, Inc., a Delaware corporation ("Williams"). This Amendment will become effective upon the date hereof. All capitalized terms used herein without definition shall have the meanings ascribed to them in that certain Second Restated Investors' Rights Agreement dated as of February 18, 2000 (the "Existing Rights Agreement"), among the Company and certain of its shareholders.

        WHEREAS, the Company and Williams have entered into a Second Series D Preferred Stock Purchase Agreement dated as of February 24, 2000, pursuant to which the Company will issue to Williams, and Williams will purchase from the Company, shares of the Company's Series D Preferred Stock;

        WHEREAS, as a condition precedent to such issuance and purchase, the Company and Williams are required to enter into this Amendment;

        WHEREAS, the consent of the following shareholders of the Company is required to approve this Amendment: (a) holders of a majority of the outstanding Registrable Securities held by the Major Investors, (b) the holders of 66.66% of the Registrable Securities currently outstanding and held by the Preferred Stock Investors, and (c) the holders of a majority of the Registrable Securities currently held by the Founders; and

        WHEREAS, the Company has obtained such requisite consent to approve this Amendment.

        NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby the parties hereto agree as follows:

        1. The Existing Agreement is hereby amended as follows:

        (a) The term "Preferred Stock Investor" as used therein shall be deemed to include Williams.

        (b) The portion of Section 2.1 of the Existing Rights Agreement which immediately precedes subsection (a) thereof shall be amended and restated in its entirety as follows:

               3.11 "Delivery of Financial Statements. The Company shall deliver to (i) each Preferred Stock Investor who holds (whether directly or by application of Section 3.8) at least 1,650,000 shares of the Company's Series A Preferred Stock, 1,000,000 shares of the Company's Series B Preferred Stock, 1,000,000 shares of the Company's Series C Preferred Stock, 1,000,000 shares of the Company's Series D Preferred Stock (as adjusted for subsequent stock splits, stock dividends or recapitalizations of the

        Company's capital stock) (each, a "Major Investor") and (ii) each of MCI WorldCom Venture Fund, Inc., a Delaware corporation ("MCI") and Williams Communications, Inc., a Delaware corporation ("Williams") and for so long as MCI or Williams, as the case may be, holds at least 800,000 shares of the Company's Series D Preferred Stock (as adjusted for subsequent stock splits, stock dividends or recapitalizations of the Company's capital stock):"

        (c) Section 2.2 of the Existing Rights Agreement shall be amended and restated in its entirety as follows:

        "Inspection. The Company shall permit each of MCI or Williams, for so long as MCI or Williams, as the case may be, holds at least 800,000 shares of the Company's Series D Preferred Stock (as adjusted for subsequent stock splits, stock dividends or recapitalizations of the Company's capital stock), and each Major Investor, at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 2.2 to provide access to any information which it deems in good faith to be a trade secret or similar confidential information."

        (d) Section 2.3 of the Existing Rights Agreement shall be amended and restated in its entirety as follows:

               3.12 "Termination of Information and Inspection Covenants. The covenants set forth in Sections 2.1 and 2.2 shall terminate as to any Major Investor, MCI and Williams and be of no further force or effect
        (i) in conjunction with or at any time subsequent to the sale of securities pursuant to a registration statement filed by the Company under the Act in connection with the underwritten offering of its securities to the general public, (ii) in conjunction with or at any time subsequent to the acquisition of more than fifty percent (50%) of the Company's equity securities by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation), or a sale of all or substantially all of the assets of the Company, or (iii) after the Company first becomes subject to the periodic reporting requirements of Sections 12(g) or 15(d) of the 1934 Act, whichever event shall first occur."

        2. In all other respects, the Existing Rights Agreement shall remain in full force and effect and shall apply to the parties hereto.

         AMENDMENT NO. 1 TO SECOND RESTATED INVESTORS' RIGHTS AGREEMENT
                                 SIGNATURE PAGE



        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.



                                 THE COMPANY:


                                 ACCELERATED NETWORKS, INC.


                                 By:  /s/ Suresh Nihalani
                                     ------------------------------------------
                                      Suresh Nihalani, President

                                 Address:  301 Science Drive
                                           Moorpark, CA 93021



                                 WILLIAMS:

                                 WILLIAMS COMMUNICATIONS, INC.


                                 By:  /s/ Delwin L. Bothoff
                                     ------------------------------------------
                                      Name & Title:  Delwin L. Bothoff,
                                      President, Domestic Strategic Investments

                                 Address:  One Williams Center
                                           Tulsa, OK 74172